UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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MATTHEWS INTERNATIONAL FUNDS

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MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

October 15, 2015

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal (the “Proposal”) to approve a new investment advisory agreement (the “New Agreement”) between Matthews International Funds (the “Trust”) and Matthews International Capital Management, LLC (“Matthews”) by shareholders of each series of the Trust (each, a “Fund”) at a Special Meeting of Shareholders to be held on Friday, December 4, 2015.

Matthews currently serves as the investment adviser to each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund, and Matthews (the “Current Agreement”). The Current Agreement is expected to automatically terminate as a result of the changes in the ownership and governance structures of Matthews as more fully described in the enclosed Proxy Statement because those changes will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreement under the Investment Company Act of 1940, as amended. The New Agreement has substantively the same terms as the Current Agreement, including the same fee rates, except for the commencement and renewal dates. To allow Matthews to continue to serve as the investment adviser to each Fund without any interruption, shareholders of each Fund are being asked to approve the New Agreement.

The Board of Trustees of the Trust (the “Board”) voted unanimously to approve the Proposal with respect to each Fund. The Board believes that the Proposal is in the best interests of each Fund and its shareholders. The Board recommends that you vote in favor of the Proposal to approve the New Agreement.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the Special Meeting of Shareholders scheduled for December 4, 2015. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Thank you for your continued support.

Sincerely,

John P. McGowan Vice President and Secretary

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Matthews Asia Strategic Income Fund	Matthews Emerging Asia Fund
Matthews Asian Growth and Income Fund	Matthews China Fund
Matthews Asia Dividend Fund	Matthews India Fund
Matthews China Dividend Fund	Matthews Japan Fund
Matthews Asia Focus Fund	Matthews Korea Fund
Matthews Asia Growth Fund	Matthews Asia Small Companies Fund
Matthews Pacific Tiger Fund	Matthews China Small Companies Fund
Matthews Asia ESG Fund	Matthews Asia Science and Technology Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on December 4, 2015

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each, a “Fund,” and collectively, the “Funds”), each a series of Matthews International Funds (the “Trust”), will be held at the offices of Matthews International Capital Management, LLC (“Matthews”) at Four Embarcadero Center, Suite 550, San Francisco, California 94111 on Friday, December 4, 2015 at 8:00 a.m., Pacific Time, or at any adjournment(s) or postponement(s) thereof, for the following purpose:

For each Fund, to approve a new investment advisory agreement between the Trust and Matthews, the Funds’ current investment adviser; and

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on October 8, 2015 as the record date for determining the shareholders of the Trust entitled to notice of and to vote at the Meeting or at any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on December 4, 2015:

The Notice of Special Meeting of Shareholders, Proxy Statement, Proxy Card and Annual Report to shareholders are available at http://us.matthewsasia.com/investor-resources/literature-and-forms.fs.

By Order of the Board of Trustees

Dated: October 15, 2015
John P. McGowan
Vice President and Secretary

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT.

YOU ARE INVITED TO ATTEND THE MEETING AND VOTE IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE RETURN YOUR PROXY CARD PROMPTLY IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF HOW MANY SHARES YOU OWN.

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the proposal submitted for your vote.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on December 4, 2015 (the “Meeting”)?

A.	At the Meeting, shareholders of each series (each, a “Fund,” and collectively, the “Funds”) of Matthews International Funds (the “Trust”) will be voting, separately with respect to each Fund, on a proposal (the “Proposal”) to approve a new investment advisory agreement (the “New Agreement”) between the Trust and Matthews International Capital Management, LLC (“Matthews”).

Q.	Has the Board of Trustees of the Trust (the “Board”) approved the Proposal?

A.	At an in-person meeting of the Board called for the purpose of approving the New Agreement and held on July 15, 2015, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Agreement for each Fund, subject to shareholder approval by each Fund.

Q.	Why are shareholders being asked to approve the Proposal?

A.	Matthews currently serves as the investment adviser to each Fund under an Investment Advisory Agreement between the Trust, on behalf of each Fund, and Matthews (the “Current Agreement”). Matthews is in the process of making certain changes to its ownership and governance structures (the “Transactions”). As part of the Transactions, a new investor, Mizuho Bank, Ltd. (“Mizuho”), has agreed, subject to customary closing conditions, to purchase an equity interest in Matthews (approximately 16%) and G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Chairman of Matthews, will relinquish their roles as the sole Managing Members of Matthews. Instead, Matthews will adopt a new governance structure whereby it will be governed by its Board of Directors, which will consist of the four existing Directors, including Messrs. Matthews and Headley, and two new Directors, the Chief Executive Officer of Matthews, William J. Hackett, and an appointed representative from Mizuho. The Current Agreement is expected to automatically terminate following the consummation of the Transactions because the changes to Matthews’ ownership and governance structures will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreement under the 1940 Act.

Under Section 15 of the 1940 Act, Matthews may continue to serve as the investment adviser to a Fund following the termination of the Current Agreement only if the New Agreement is approved by the Independent Trustees and shareholders of that Fund. Accordingly, shareholders of each Fund are being asked to approve the New Agreement at the Meeting.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR the Proposal to approve the New Agreement.

Q.	Why is the Board recommending that shareholders approve the Proposal?

A.

If shareholders of a Fund do not approve the New Agreement, then Matthews will not be permitted to serve as the Fund’s investment adviser after the automatic termination of the Current Agreement upon the consummation of the Transactions, and the Board will have to consider other alternatives for the Fund, including again seeking approval by shareholders of the Fund of the New Agreement or seeking approval of a different investment advisory agreement, allowing Matthews to manage the Fund at cost for a temporary period, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, and the possible liquidation of the Fund. To avoid interruption to the management and operations of any Fund and to avoid additional costs to any Fund for seeking alternatives, the Board is recommending that shareholders of each Fund approve the Proposal such that Matthews can continue to provide investment advisory and other services to the Funds.

Q.	How will the approval of the Proposal affect the management and operations of the Funds?

A.	The Funds’ investment objectives and investment strategies will not change as a result of the New Agreement. In addition, the Transactions are not expected to result in any personnel change in Matthews’ management and investment teams serving the Trust. Accordingly, the approval of the Proposal is not expected to affect the management and operations of the Funds.

Q.	How will the approval of the Proposal affect the expenses of the Funds?

A.	The approval of the New Agreement will not increase the advisory fee rates at which Matthews will be compensated by the Funds and will not increase any Fund’s operating expense ratio. In addition, the approval of the New Agreement will not result in any change in the fee waivers and/or expense reimbursements that are currently provided by Matthews with respect to any Fund. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by Matthews.

Q.	What are the primary reasons for the retention of Matthews as the investment adviser to the Funds?

A.	The Board and the Independent Trustees weighed a number of factors in reaching their decision to approve the New Agreement, including, without limitation, the history, reputation, and resources of Matthews, performance results achieved by Matthews for its clients, including the Funds, quality of services provided by Matthews, and the fact that the Transactions are not expected to result in any personnel change in Matthews’ management and investment teams serving the Trust. The Board also considered that the advisory fee rates at which Matthews will be compensated by the Funds pursuant to the New Agreement would not increase and that the fee waivers and/or expense reimbursements currently provided by Matthews for the Funds would not change. Additional details regarding factors considered by the Board and the Independent Trustees in approving the New Agreement can be found in the “Trustee Actions, Considerations, and Recommendations” section under the Proposal in the enclosed Proxy Statement.

Q.	Are there any material differences between the Current Agreement and the New Agreement?

A.	No. There are no material differences between the Current Agreement and the New Agreement, other than their respective commencement and renewal dates.

Q.	How do I vote?

A.	You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Matthews Asia Strategic Income Fund	Matthews Emerging Asia Fund
Matthews Asian Growth and Income Fund	Matthews China Fund
Matthews Asia Dividend Fund	Matthews India Fund
Matthews China Dividend Fund	Matthews Japan Fund
Matthews Asia Focus Fund	Matthews Korea Fund
Matthews Asia Growth Fund	Matthews Asia Small Companies Fund
Matthews Pacific Tiger Fund	Matthews China Small Companies Fund
Matthews Asia ESG Fund	Matthews Asia Science and Technology Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 4, 2015

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Matthews International Funds (the “Trust”) for voting at the Special Meeting of Shareholders (the “Meeting”) of each of the funds listed above (each, a “Fund,” and collectively, the “Funds”) to be held at 8:00 a.m., Pacific Time, on Friday, December 4, 2015, at the offices of Matthews International Capital Management, LLC (“Matthews”), at Four Embarcadero Center, Suite 550, San Francisco, California 94111, or at any adjournment(s) or postponement(s) thereof. This Proxy Statement, the Notice of Special Meeting of Shareholders (the “Notice”) and the Proxy Card will be first sent to shareholders of the Trust on or about October 16, 2015.

At the Meeting, shareholders of each Fund will be asked to vote on a proposal (the “Proposal”) to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Matthews (the “New Agreement”). Shareholders of each Fund will vote separately from shareholders of the other Funds on the Proposal. The Board knows of no business, other than that specifically mentioned in the Notice, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on October 8, 2015 as the record date (the “Record Date”) for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. Shareholders of each Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. The number of shares outstanding as of the Record Date (the “Outstanding Shares”) for each class of each Fund is set forth in Exhibit A, which in each case equals the number of votes to which each such class is entitled.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Trust. The cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by Matthews. Matthews has retained AST Fund Solutions, LLC (“AST”), a third party proxy vendor, to assist in the proxy solicitation and tabulation. AST’s fees are estimated to be approximately $2,050,000, which include reimbursement to be paid to intermediaries for expenses incurred but do not include legal expenses for preparing the proxy materials or the costs of printing or mailing proxy materials or other miscellaneous related expenses.

While solicitation will be primarily by mail, certain officers and representatives of the Funds, officers, employees or agents of Matthews, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or in person.

Revocation of Proxies

Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Trust or by a duly executed Proxy Card bearing a later date. Shareholders may also revoke their proxies previously given by attending the Meeting and voting in person.

Quorum; Adjournment

The presence at the Meeting, in person or by proxy, of at least one-third (33-1/3%) of the Outstanding Shares of a Fund constitutes a quorum for the Meeting with respect to that Fund. Thus, the Meeting could not take place on its scheduled date with respect to a Fund if less than one-third of the Outstanding Shares of that Fund is presented in person or represented by proxy.

If a quorum is not present at the Meeting with respect to a Fund or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal with respect to a Fund are not received, the Meeting may be adjourned with respect to that Fund to permit further solicitation of proxies. Any lesser number of Outstanding Shares of the Fund than the quorum will be sufficient for an adjustment. No notice of any adjournment of the Meeting with respect to a Fund will be given other than announcement at the Meeting or an adjournment or postponement thereof.

Shares represented by proxies that reflect abstentions or any “broker non-votes” will be counted for the purpose of determining whether a quorum at the Meeting is present. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

The affirmative vote of a “majority of the outstanding voting securities” of a Fund present, in person or by proxy, and voting at the Meeting is required to approve the New Agreement with respect to that Fund.

A “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding voting securities of the Fund.

In determining whether shareholders have approved the Proposal, broker non-votes and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes effectively are counted as votes “against” the Proposal because the approval of a minimum number of the outstanding voting securities is required. The Trust may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum for any Fund.

PROPOSAL: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

General Information

Matthews currently serves as the investment adviser to each Fund under an Investment Advisory Agreement dated August 31, 2004, as amended from time to time, between the Trust, on behalf of each Fund, and Matthews (the “Current Agreement”). The Current Agreement is expected to automatically terminate as a result of the changes in the ownership and governance structures of Matthews as more fully described below under “The Transactions” because those changes will constitute a change of control of Matthews and therefore technically will result in an “assignment” of the Current Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). The New Agreement has substantively the same terms as the Current Agreement, including the same fee rates, except for the commencement and renewal dates. To allow Matthews to continue to serve as the investment adviser to each Fund without any interruption, shareholders of each Fund are being asked to approve the New Agreement. No changes are expected in the services provided by Matthews to the Funds or in the personnel at Matthews providing those services. If approved, the New Agreement would take effect upon the consummation of the Transactions (as defined and described in “The Transactions” below).

The Transactions

G. Paul Matthews, the founder of Matthews, and Mark W. Headley, the Chairman of Matthews, have been keen to evolve the governance and ownership structures of Matthews while ensuring continued, long-term stability of the organization. In an effort to achieve this goal, Matthews is in the process of adjusting its ownership structure (the “Ownership Transaction”) and adopting a new governance structure (the “Governance Transaction,” and together with the Ownership Transaction, the “Transactions”).

The Ownership Transaction

In September 2015, Matthews announced that Mizuho Bank, Ltd. (“Mizuho”) has agreed, subject to customary closing conditions, to invest in Matthews by acquiring approximately 16% of the outstanding units of Matthews. The equity interest being acquired by Mizuho was previously held by a broad group of existing equity holders, including Messrs. Matthews and Headley and Lovell Minnick Partners LLC, a private equity firm (“Lovell”). Messrs. Matthews and Headley will each receive consideration at the closing of the Ownership Transaction for the portion of their equity interests in Matthews being sold. Following consummation of the Transaction, Messrs. Matthews and Headley will each retain over 50% of their current equity interest in Matthews. Also as part of the Ownership Transaction, Lovell may sell up to approximately 25% of its current equity interest in Matthews. In a related transaction, Matthews may also acquire approximately 2% of the outstanding units of Matthews from legacy unitholders for future employee distribution, with the goal of continuing to increase employee ownership in the Company over the long term.

The Governance Transaction

In conjunction with the Ownership Transaction, Matthews will adopt a new governance structure. Currently, Messrs. Matthews and Headley, as the sole Managing Members of Matthews, have the power to exercise a controlling influence over the management or policies of Matthews. Messrs. Matthews and Headley are also members of the Board of Directors of Matthews (the “Matthews Board”), along with Messrs. Jeffrey D. Lovell and Christopher J. Carey, each of whom was appointed to the Matthews Board by a separate minority equity owner of Matthews. As part of the Transactions, Messrs. Matthews and Headley will relinquish their roles as the sole Managing Members of Matthews, and Matthews will instead be governed by the Matthews Board, the composition of which will be changed to include the four existing Directors and two new Directors, the Chief Executive Officer of Matthews, William J. Hackett, and an appointed representative from Mizuho, with Mr. Headley remaining as

Chairman of the Matthews Board. Messrs. Matthews and Headley will continue to be closely involved with Matthews in an advisory capacity to the executive management team. In addition, Mr. Matthews will remain a member of the Board.

Management of day-to-day operations of Matthews will remain unchanged and will continue to be led by the Chief Executive Officer, William J. Hackett, and the executive management team. However, following the consummation of the Transactions, Messrs. Matthews and Headley will have relinquished their Managing Member roles and the reconstituted Matthews Board will become the new governing body of Matthews. As a result, the consummation of the Transactions will result in a change of control of Matthews and an assignment and the automatic termination of the Current Agreement, which necessitates shareholder approval by each Fund of the New Agreement.

The Current Agreement

The Current Agreement was entered into on August 31, 2004 by and between Matthews and the Trust, on behalf of Matthews Pacific Tiger Fund, Matthews Asian Growth and Income Fund, Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund, Matthews Asia Science and Technology Fund and Matthews Asia Growth Fund, and was amended from time to time to add each of the remaining Funds upon commencement of its operations. As required pursuant to Section 15(a) of the 1940 Act, the Current Agreement (or a prior version thereof) with respect to each Fund was submitted for approval by the initial shareholder of that Fund on or before the date it commenced operations. The Current Agreement was last renewed at an in-person Board meeting held on August 26, 2015 by the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined under the 1940 Act (the “Independent Trustees”), for an additional one-year term through August 31, 2016 with respect to each Fund other than Matthews Asia ESG Fund and was approved at an in-person Board meeting held on February 24, 2015 by the Board, including a majority of the Independent Trustees, for an initial term through August 31, 2016 with respect to Matthews Asia ESG Fund.

The following is a summary of the terms of the Current Agreement:

Advisory Services. Under the Current Agreement, Matthews acts as investment adviser to the Funds and supervises investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to Matthews. The Current Agreement requires that Matthews: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Board; (iv) provide persons satisfactory to the Board to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain Trustees, may be trustees, directors, officers, partners, or employees of Matthews or its affiliates) but not including personnel to provide distribution services to the Funds; and (v) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Indemnification. Under the Current Agreement, Matthews and its officers and directors are indemnified and held harmless from all taxes, charges, expenses, assessments, claims and liabilities and expenses arising directly or indirectly from any action or thing which Matthews takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Funds or (ii) upon oral or written instructions from an officer of the Funds, provided that Matthews will not be indemnified against any liability to the Funds or to the Funds’ shareholders (or any expenses incident to such liability) arising out of Matthews’ own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under the Current Agreement.

Term and Termination. The Current Agreement provides that following the initial period of two years, it continues to be in effect for each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Current Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to Matthews, and by Matthews upon sixty (60) days’ written notice to a Fund. The Current Agreement also provides that it will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

Expenses. With respect to the operation of each Fund, Matthews is responsible for the compensation of any of the Trust’s Trustees, officers, and employees who are affiliates of Matthews. Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than those specified in the immediately preceding sentence, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with, or interested persons, of Matthews; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

Compensation Paid to Matthews

Advisory Fees Paid Pursuant to the Current Agreement

Pursuant to the Current Agreement, the Funds, other than the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund (such Funds collectively, the “Family-Priced Funds”), in the aggregate pay Matthews an advisory fee at such fee rates as set forth in the table below. The Family-Priced Funds pay Matthews a monthly fee of one-twelfth (1/12) of the advisory fee of such Funds’ average daily net asset value for the month.

Aggregate Average Daily Net Assets of the Family- Priced Funds	Advisory Fee Rate
Up to $2 billion	0.75%
Over $2 billion up to $5 billion	0.6834%
Over $5 billion up to $25 billion	0.65%
Over $25 billion up to $30 billion	0.64%

Over $30 billion up to $35 billion	0.63%
Over $35 billion up to $40 billion	0.62%
Over $40 billion up to $45 billion	0.61%
Over $45 billion	0.60%

Pursuant to the Current Agreement, each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pays Matthews an advisory fee at such fee rates as set forth in the table below. Each of the Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund and Matthews China Small Companies Fund pays Matthews a monthly fee of one-twelfth (1/12) of the advisory fee of its average daily net asset value for the month.

Aggregate Average Daily Net Assets of the Fund	Advisory Fee Rate
Up to $1 billion	1.00%
Over $1 billion	0.95%

Pursuant to the Current Agreement, the Matthews Asia Strategic Income Fund pays Matthews an advisory fee equal to 0.65% of its average daily net assets. The Matthews Asia Strategic Income Fund pays Matthews a monthly fee of one-twelfth (1/12) of the advisory fee of its average daily net asset value for the month.

For the fiscal year ended December 31, 2014, the Funds* paid advisory fees to Matthews as follows (as a percentage of average net assets):

Matthews Asian Growth and Income Fund, Matthews Asia Dividend Fund, Matthews China Dividend Fund, Matthews Asia Focus Fund, Matthews Asia Growth Fund, Matthews Pacific Tiger Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund, Matthews Korea Fund, Matthews Asia Science and Technology Fund	0.66%
Matthews Emerging Asia Fund, Matthews Asia Small Companies Fund, Matthews China Small Companies Fund	1.00%
Matthews Asia Strategic Income Fund	0.65%
*	Because the Matthews Asia ESG Fund was not operating during the fiscal year ended December 31, 2014, no advisory fees were paid to Matthews by that Fund for the fiscal year ended December 31, 2014.

Pursuant to an Operating Expenses Agreement, dated as of November 4, 2003, as most recently amended effective April 30, 2015 (as amended from time to time, the “Operating Expenses Agreement”), for each Fund other than the Matthews China Small Companies Fund, Matthews has agreed to waive fees and reimburse expenses to limit the total annual operating expenses of the Institutional Class of such Fund to a certain level and has agreed to waive an equal amount of non-class specific expenses, if any, for the Investor Class of such Fund. Pursuant to the Operating Expenses Agreement, for the Matthews China Small Companies Fund, Matthews has agreed to waive fees and reimburse expenses to limit the total annual operating expenses of the Investor Class of that Fund to a certain level. Fees waived and/or expenses reimbursed pursuant to the Operating Expenses Agreement are subject to recoupment by Matthews within three years after such fee waiver and/or expense reimbursement by Matthews.

Pursuant to a fee waiver letter agreement, effective as of September 1, 2014, as amended from time to time (the “Fee Waiver Agreement”), between the Trust, on behalf of the Family-Priced Funds, and Matthews, for each Family-Priced Fund, Matthews has agreed to waive a portion of the fee payable under the Current Agreement and a portion of the fee payable under the Services Agreement (as defined below) if any Family-Priced Fund’s average daily net assets are over certain thresholds. Any amounts waived pursuant to the Fee Waiver Agreement are not subject to the recoupment by Matthews.

Pursuant to an amended and restated intermediary platform fee subsidy letter agreement, effective March 1, 2015, between the Trust, on behalf of the Funds, and Matthews (the “Subsidy Agreement”),

Matthews has agreed to reimburse the Institutional Class of the Funds a portion of those service fees charged by certain intermediary platforms for services provided with respect to Institutional Class shares of the Funds through such platform. Any amounts reimbursed pursuant to the Subsidy Agreement are not subject to the recoupment by Matthews.

For the fiscal year ended December 31, 2014, the gross advisory fees earned under the Current Agreement, fees waived and/or expenses reimbursed/subsidized by Matthews pursuant to the Operating Expenses Agreement, the Fee Waiver Agreement and the Subsidy Agreement, and the net advisory fees for each Fund were as follows:

	Fiscal Year Ended Dec. 31, 2014
Fund	Gross Advisory Fees Earned	Fees Waived and/or Expenses Reimbursed/Subsidized by Matthews	Net Advisory Fees
Matthews Asia Strategic Income Fund	$377,748	$(79,504)	$298,244
Matthews Asian Growth and Income Fund	$29,679,830	$(51,372)	$29,628,458

Matthews Asia Dividend Fund	$35,424,853	$(73,450)	$35,351,403
Matthews China Dividend Fund	$925,316	$—	$925,316
Matthews Asia Focus Fund	$68,308	$(62,897)	$5,411
Matthews Asia Growth Fund	$5,382,448	$—	$5,382,448
Matthews Pacific Tiger Fund	$51,603,486	$(272,316)	$51,331,170
Matthews Asia ESG Fund*	N/A	N/A	N/A
Matthews Emerging Asia Fund	$764,865	$(152,283)	$612,582
Matthews China Fund	$7,626,920	$—	$7,626,920
Matthews India Fund	$4,339,849	$—	$4,339,849
Matthews Japan Fund	$3,346,472	$—	$3,346,472
Matthews Korea Fund	$1,291,732	$—	$1,291,732
Matthews Asia Small Companies Fund	$5,593,655	$(15,271)	$5,578,384
Matthews China Small Companies Fund	$240,755	$(55,868)	$184,887
Matthews Asia Science and Technology Fund	$1,151,709	$—	$1,151,709

*	The Matthews Asia ESG Fund commenced operations on April 30, 2015.

As of September 30, 2015, the net assets of each Fund were as follows:

Fund	Net Assets (in millions)	Fund	Net Assets (in millions)
Matthews Asia Strategic Income Fund	$64	Matthews Emerging Asia Fund	$161
Matthews Asian Growth and Income Fund	$3,291	Matthews China Fund	$726
Matthews Asia Dividend Fund	$4,634	Matthews India Fund	$1,536
Matthews China Dividend Fund	$151	Matthews Japan Fund	$1,365
Matthews Asia Focus Fund	$12	Matthews Korea Fund	$197
Matthews Asia Growth Fund	$800	Matthews Asia Small Companies Fund	$622
Matthews Pacific Tiger Fund	$6,404	Matthews China Small Companies Fund	$19
Matthews Asia ESG Fund	$5	Matthews Asia Science and Technology Fund	$143

Fees Paid Pursuant to the Services Agreement

Pursuant to an Administration and Shareholder Services Agreement dated as of August 13, 2004, most recently amended effective April 30, 2015 (as amended from time to time, the “Services Agreement”), the Funds in the aggregate pay Matthews a fee at such fee rates as set forth in the table below. Matthews receives this compensation for providing certain administrative and shareholder services to the Funds and current shareholders of the Funds. These services will continue to be provided after the New Agreement is approved.

Aggregate Average Daily Net Assets	Fee Rate
Up to $2 billion	0.25%
Over $2 billion up to $5 billion	0.1834%
Over $5 billion up to $7.5 billion	0.15%
Over $7.5 billion up to $15 billion	0.125%
Over $15 billion up to $22.5 billion	0.11%
Over $22.5 billion up to $25 billion	0.10%
Over $25 billion up to $30 billion	0.09%
Over $30 billion up to $35 billion	0.08%
Over $35 billion up to $40 billion	0.07%
Over $40 billion up to $45 billion	0.06%
Over $45 billion	0.05%

Gross fees earned under the Services Agreement, fees waived pursuant to the Fee Waiver Agreement, the net fees and the net fees in basis points for the fiscal year ended December 31, 2014 were as follows:

	Fiscal Year Ended Dec. 31, 2014
Fund	Gross Administration and Shareholder Servicing Fees Earned	Fees Waived by Matthews	Net Fees	Net Fees in Basis Points
Matthews Asia Strategic Income Fund	$82,715	$—	$82,715	0.14%
Matthews Asian Growth and Income Fund	$6,365,716	$(51,372)	$6,314,344	0.14%

Matthews Asia Dividend Fund	$7,600,620	$(73,450)	$7,527,170	0.14%
Matthews China Dividend Fund	$198,468	$—	$198,468	0.14%
Matthews Asia Focus Fund	$14,629	$—	$14,629	0.14%
Matthews Asia Growth Fund	$1,154,256	$—	$1,154,256	0.14%
Matthews Pacific Tiger Fund	$11,065,138	$(272,316)	$10,792,822	0.14%
Matthews Asia ESG Fund*	N/A	N/A	N/A	N/A
Matthews Emerging Asia Fund	$108,693	$—	$108,693	0.14%
Matthews China Fund	$1,636,853	$—	$1,636,853	0.14%
Matthews India Fund	$928,678	$—	$928,678	0.14%
Matthews Japan Fund	$717,043	$—	$717,043	0.14%
Matthews Korea Fund	$276,779	$—	$276,779	0.14%
Matthews Asia Small Companies Fund	$796,089	$—	$796,089	0.14%
Matthews China Small Companies Fund	$34,313	$—	$34,313	0.14%
Matthews Asia Science and Technology Fund	$246,929	$—	$246,929	0.14%

*	The Matthews Asia ESG Fund commenced operations on April 30, 2015.

Comparison of the Current Agreement and the New Agreement

At an in-person meeting of the Board held on July 15, 2015 (the “Board Meeting”), the Board, including a majority of the Independent Trustees, voted to approve the New Agreement. The Board is recommending that shareholders of each Fund vote to approve the New Agreement. A copy of the New Agreement is attached to this Proxy Statement as Exhibit B. Any discussion of the New Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

The New Agreement is substantially identical to the Current Agreement as described above in all material respects, except for the commencement and renewal dates and the method of calculating the advisory fee. In particular, the advisory services to be provided by Matthews and the advisory fee rates under the New Agreement are identical to those under the Current Agreement. However, rather than calculating the monthly advisory fee based on one-twelfth of the annual rate, the monthly advisory fee would be calculated based on the actual number of days in the month. Shareholders should also note that any voluntary or contractual reduction in Matthews’ compensation, or in reimbursement of expenses due to Matthews, pursuant to the Current Agreement will remain subject to recoupment by Matthews to the extent the recoupment can be effected no later than the end of the third fiscal year following the year to which the reduction relates and will not cause the Funds to exceed the limitation to which Matthews has agreed in making such recoupment. The initial term of the New Agreement would extend for two years from its execution date, after which it would continue from year to year with respect to each Fund subject to the same approval process as described above for the Current Agreement.

Trustee Actions, Considerations, and Recommendations

At the Board Meeting, the Trustees, including the Independent Trustees, considered the approval of the New Agreement in respect of each Fund. In determining to approve the New Agreement, the Trustees considered that they had approved the continuation of the Current Agreement, the terms of which are substantially identical to those of the New Agreement, for an additional year at the in-person Board meeting held on August 26, 2015 and had approved the Current Agreement in respect of the Matthews Asia ESG Fund at the in-person Board meeting held on February 24, 2015.

At the Board Meeting, the Independent Trustees were represented by independent legal counsel and met separately in an executive session with that independent legal counsel present. During that executive session, the Independent Trustees spent additional time reviewing and discussing the information and materials that had been furnished by Matthews at the request of the independent legal counsel to the Independent Trustees. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1.	Information received

Materials reviewed - In response to a detailed information request sent on the Independent Trustees’ behalf by their independent legal counsel, Matthews addressed a range of information relating to the New Agreement, including, but not limited to, the Transactions, the expected benefits and costs to shareholders of the Funds, the expected changes in the management and operations of Matthews after the Transactions, and Matthews’ management and investment teams serving the Funds. Matthews’ response also included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by Matthews to its institutional clients, and financial and profitability information regarding Matthews. Furthermore, throughout the course of the year since the last renewal of the Current Agreement, the Independent Trustees received a wide variety of materials relating to the services provided by Matthews, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent, and quality of services provided by Matthews to the Funds. In addition to the information furnished by Matthews, the Trustees were provided with legal memoranda discussing their fiduciary duties related to the approval of the New Agreement as well as considerations relevant to the Transactions.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by their independent legal counsel. The Independent Trustees discussed the approval of the New Agreement with representatives of Matthews and in a private session at which no representatives of Matthews were present. In deciding to recommend the approval of the New Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

2.	Nature, extent, and quality of services

The Trustees considered the experience and qualifications of the personnel at Matthews who have been, and will continue to be, responsible for providing services to the Funds and for the daily management of the Funds’ portfolios. The Trustees noted that Matthews has continued to expand its professional staff at both senior and junior levels over the past several years, and has enjoyed relative stability of its senior executive and portfolio management teams. They also reviewed Matthews’ recent hiring to further strengthen current capabilities and to support future potential growth of assets and the expansion of its business. Among other improved capabilities, the Trustees noted recent and planned enhancements to communications with intermediaries and investors, as well as various marketing efforts. The Trustees noted various initiatives led by Matthews, including the implementation of an innovative structure to access the China A-share market, investing in other emerging and frontier Asian markets, continuing to develop greater access to other investors such as institutional retirement plans in Latin America, and the launch of a new Fund focused on sustainable and responsible investments. The Trustees also noted on-going enhancements to governance, risk and valuation practices.

The Trustees viewed Matthews as well positioned to provide high quality services to the Funds under various market conditions, as demonstrated by the past volatile and challenging securities markets that have caused either contracting revenues or rapidly expanding assets at different times. The Trustees attributed much of that past stability to Matthews’ emphasis on preserving and enhancing portfolio management team resources, careful business planning and management, as well as its solid financial condition and strong cash reserves. The Trustees reviewed the expected changes to the governance and ownership structures of Matthews as a result of the Transactions and agreed that the evolution of the governance and ownership structures of Matthews should improve Matthews’ long-term stability, which in turn should benefit the Funds and their shareholders. The Trustees also noted that the Transactions are not expected to result in any changes in the day-to-day management of Fund portfolios or the operations of the Funds by Matthews.

The Trustees considered the technical capabilities of Matthews, including design and implementation of a disaster recovery and business continuity infrastructure. The Trustees also considered the Chief Compliance Officer’s report regarding the compliance resources, risk assessment and other initiatives, programs and structures of Matthews, including its compliance record and its supervision of the Funds’ service providers. The Trustees concluded that Matthews has high-quality compliance and a strong commitment to a culture of compliance.

The Trustees concluded that Matthews had the quality of personnel and other investment resources essential to performing its duties under the New Agreement. They further concluded that the nature, extent and quality of the services provided by Matthews are fully satisfactory and have benefited, and should continue to benefit, the Funds and their shareholders.

3.	Investment performance

The Trustees reviewed the short-term and long-term performance of each Fund on both an absolute basis and in comparison to peer funds and benchmark indices. The Trustees noted the challenging conditions of various Asian markets in 2012 and part of 2013 and the expectation that the performance of certain Funds will lag the market averages in some short-term periods because of Matthews’ emphasis on consistent long-term returns from investments in less cyclical companies. The Trustees also emphasized longer-term performance, which they believe is more important than short isolated periods for purposes of evaluating Matthews’ success in meeting Fund and shareholder objectives. To the extent of any concerns about performance with respect to any particular period for a Fund, the Trustees noted that Matthews had provided a satisfactory explanation for the performance and explained its reasons for maintaining a consistent investment philosophy. The Trustees also reviewed both the peer comparison measures compiled by Lipper Inc. (“Lipper”) and ratings by Morningstar, Inc. (“Morningstar”) for each Fund for various periods ending March 31, 2015.

The Trustees noted the difficulty of fairly benchmarking certain of the Funds in terms of performance and noted that they were of the view that more weight should be given to Matthews’ analysis of relative performance and comparability of the peer groups than to standard data provided by Lipper and Morningstar. The Trustees also gave more weight to each Fund’s longer-term investment performance given the long-term investment philosophy of each Fund. On that basis, the Trustees concluded that they were satisfied with the Funds’ overall performance records. The Trustees also reviewed Matthews’ trading policies and efforts to obtain best overall execution for the Funds in the various markets in which the Funds trade securities. The Trustees noted the relatively low turnover rates in the various equity Funds and Matthews’ consistent adherence to its long-standing investment approach, which emphasizes fundamental bottom-up driven investment selection in light of its view of regional economic conditions.

4.	Economies of Scale

The Trustees discussed Matthews’ ongoing investment in its technology, systems, staffing and other aspects of its business that can benefit the Funds, which is an acceptable way for Matthews to share economies of scale with the Funds and their shareholders. The Trustees considered the new personnel hired over the past year, as well as planned hiring, and the extent to which that hiring could be expected to benefit shareholders. The Trustees also recognized that the Funds’ total assets have fluctuated over the past few years, especially in certain strategies, which has also affected any economies of scale that could be enjoyed. The Trustees concluded that the advisory fee structure with breakpoints for the Funds (except for the Matthews Asia Strategic Income Fund) as provided in the New Agreement enhances the ability of the Funds and their shareholders to benefit from past and future potential economies of scale and continues to be appropriate given the size and objectives of the Funds. The Trustees further noted that additional economies of scale are shared with shareholders of the Funds through fee waivers and/or expense reimbursements pursuant to the Operating Expenses Agreement, fee waivers pursuant to the Fee Waiver Agreement, subsidy of service fees charged by certain intermediary platforms pursuant to the Subsidy Agreement, and the breakpoints in the fees payable under the Services Agreement, all of which will not be changed as a result of the Transactions or the approval of the New Agreement. Accordingly, the Trustees remain satisfied about the extent to which economies of scale have been and will continue to be shared with the Funds and their shareholders.

5.	Costs of Services

The Trustees considered the advisory fees and total fees and expenses of each Fund in comparison to the advisory fees and other fees and expenses of other funds in each Fund’s relevant peer group. The Trustees considered both the gross advisory fee rates charged by Matthews, as well as the effective advisory fee rates after taking into consideration the fees waived and expenses reimbursed/subsidized pursuant to the Operating Expenses Agreement, the Fee Waiver Agreement and the Subsidy Agreement, noting that the advisory fee rates under the New Agreement are identical to those under the Current Agreement and that the fee waiver and expense reimbursement/subsidy arrangements reflected in the Operating Expenses Agreement, the Fee Waiver Agreement and the Subsidy Agreement will continue to be in place following the consummation of the Transactions. The Trustees found that the contractual advisory rates (excluding administrative services) for the Funds were very competitive and generally lower than those of the relevant peer group averages for most of the Funds. The Trustees also found that the total expense ratios paid by shareholders of the Funds, which are most representative of a shareholder’s net experience, were also very competitive, with all but the relatively newer or smaller Funds ranking below the peer group averages.

The Trustees also compared Matthews’ advisory fees with those of Matthews’ separate accounts and other investment products, noting that the Funds’ advisory expenses were not disadvantageous (not being substantially higher than the separate accounts’ rates). The Trustees agreed that total expenses appeared to be appropriate in comparison and taking into account the services differences between these products and the Funds, including the differences in the frequency of net asset value calculations and other operational and compliance activities. The Trustees considered various specific Fund expenses, including the custody fees and transfer agent fees. The Trustees noted that Matthews’ continued efforts in recent years had resulted in, for many of the Funds, reduced expenses in some categories. The Trustees noted, in particular, the partial subsidy by Matthews of certain intermediary expenses for the Institutional Class shares pursuant to the Subsidy Agreement. The Trustees concluded that Matthews’ advisory fee rates and the Funds’ expense ratios are reasonable in light of comparative performance and expense and advisory fee information for each of the Funds.

6.	Profitability

The Trustees reviewed the profitability of Matthews on both an absolute basis and in comparison to other investment advisers. The Trustees noted that Matthews’ pretax profit margin appeared to be reasonable in relation to other advisers. The Trustees also noted that Matthews appeared to be sufficiently profitable to operate as a viable investment management firm and able to honor its obligations as a sponsor of the Funds, including the Funds that did not generate a profit for Matthews, without earning excessive profits from any particular Fund or from the overall relationship with the Funds. The Trustees noted that, with fluctuations in asset levels in some prior years, volatility in revenues and profitability could be expected from time to time, but also noted Matthews’ continued expenditures on personnel and other resources. The Trustees noted an increase in profitability recently, but they were aware of the continued volatility of markets, which can result in continued fluctuations of profitability. The Trustees further noted that Matthews’ continued upgrading of its trading, research, compliance, and other technological systems should increase Matthews’ capacity, speed and reliability in providing services to the Funds as they grow, which further supports the long-term viability of the Funds and Matthews. The Trustees also considered that the additional benefits derived by Matthews from its relationship with the Funds are limited solely to permissible research and brokerage benefits received in exchange for “soft dollars.” After that review, the Trustees determined that the profitability rate to Matthews is fair and reasonable in consideration of the services provided and to be provided to the Funds.

7.	Conclusions

No single factor was determinative of the Board’s and the Independent Trustees’ decisions to approve the New Agreement, but rather, the Trustees based their determination on the total mix of information available to them. After considering the factors described above, the Board and the Independent Trustees concluded separately that the terms of the advisory arrangements are fair and reasonable to each Fund in light of the services provided or to be provided by Matthews, its costs and reasonably foreseeable Fund asset levels, and that each Fund’s shareholders received and would continue to receive reasonable value in return for the advisory fees paid. The Board and the Independent Trustees also concluded separately that the approval of the New Agreement is supported by reasonable and impartial records and information, including the performance of the Funds in relation to their peer groups, the services provided or to be provided by Matthews, the competitive expense structure, and the fact that the terms of the New Agreement are substantially identical in all material respects to those of the Current Agreement, and that the approval of the New Agreement with respect to each Fund would be in the best interests of the Fund and its shareholders. In addition, the consensus of the Board and the Independent Trustees, based on the information presented, was that there would be no “unfair burden” imposed on the Funds as a result of the Transactions within the meaning of Section 15(f) of the 1940 Act (as described in more detail below under “Section 15(f)”). Accordingly, the Trustees and the Independent Trustees present at the Board Meeting voted unanimously to approve the New Agreement for each Fund and to recommend that shareholders of each Fund approve the New Agreement as well.

Section 15(f)

The Board has been informed that Matthews has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for Matthews or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of

Matthews as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the Trustees of the Trust must not be interested persons of Matthews. Second, an “unfair burden” must not be imposed on a Fund as a result of the Transactions or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include with respect to a Fund, any arrangement, during the two-year period after the consummation of the Transactions, whereby Matthews or any interested person of Matthews receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund) or (ii) from the Fund or its security holders for other than bona fide investment advisory or other services. The Board has been advised that Matthews, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, or understanding that would impose an “unfair burden” on any Fund as a result of the change of control of Matthews.

Board Recommendation

The Board, including the Independent Trustees, believes that the Proposal to approve the New Agreement is in the best interests of each Fund and its shareholders. The Board unanimously recommends that you vote FOR the Proposal to approve the New Agreement.

Other Information

Other Matters to Come Before the Meeting

The Board and management of the Funds are not aware of any matters that will be presented at the Meeting other than those set forth in this Proxy Statement. Should any other matters properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Investment Adviser

Matthews International Capital Management, LLC is the investment adviser to the Funds. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111 and can be reached toll free by telephone at 800.789.ASIA (2742). Matthews was founded in 1991 by G. Paul Matthews. Since its inception, Matthews has specialized in managing portfolios of Asian securities. Matthews invests the Funds’ assets, manages the Funds’ business affairs, supervises the Funds’ overall day-to-day operations, and provides the personnel needed by the Funds with respect to Matthews’ responsibilities. Matthews also furnishes the Funds with office space and provides certain administrative, clerical and shareholder services to the Funds.

Principal Executive Officers and Directors of Matthews

The following table provides the name and principal occupation(s) of each principal executive officer and Director* of Matthews. The address of each principal executive officer and Director of Matthews is c/o Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, California 94111.

Officer	Principal Occupation(s)
G. Paul Matthews	Director and Managing Member of Matthews
Mark W. Headley	Director, Chairman and Managing Member of Matthews; Vice President of the Trust
William J. Hackett	Chief Executive Officer, President and Secretary of Matthews; President of the Trust and Matthews A Share Selections Fund, LLC
David A. Hartley	Chief Financial Officer of Matthews
Robert J. Horrocks	Chief Investment Officer and Portfolio Manager of Matthews; Vice President of the Trust; Registered Officer of Matthews Global Investors (Hong Kong) Limited
David Monroe	General Counsel of Matthews; Vice President of the Trust
Manoj K. Pombra	Chief Compliance Officer and Anti-Money Laundering Officer of Matthews and the Trust
Gregory Pusch	Global Head of Risk and Compliance of Matthews
Sharat Shroff	Portfolio Manager of Matthews
James E. Walter	Head of Investment Operations of Matthews
Frank Wheeler	Global Head of Distribution of Matthews
Christopher J. Carey	Director of Matthews; Executive Vice President and Chief Financial Officer of City National Corporation and City National Bank
Jeffrey D. Lovell	Director of Matthews; Managing Director, Co-Founder, Chairman of the Board and Chief Executive Officer of Lovell Minnick Partners LLC

*	Following the consummation of the Transactions, Messrs. Matthews and Headley will relinquish their roles as the sole Managing Members of Matthews but will continue to serve on the Matthews Board, with Mr. Headley remaining as Chairman of the Matthews Board; Messrs. Carey and Lovell will continue to serve on the Matthews Board; and Mr. Hackett and a representative appointed by Mizuho will join the Matthews Board.

Significant Owners of Matthews

The following table provides the name and address of each person who owns, of record or beneficially, ten percent (10%) or more of the outstanding voting securities of Matthews as of September 30, 2015.

Name of Owner	Address
City National Corporation	City National Plaza, 555 South Flower Street, Los Angeles, CA 90071
Lovell Minnick Partners LLC	Radnor Financial Center, 150 N. Radnor Chester Road, Suite A200, Radnor, PA 19087
G. Paul Matthews	Four Embarcadero Center, Suite 550, San Francisco, CA 94111
Mizuho Bank, Ltd.*	Otemachi Tower, 1-5-5, Otemachi, Chiyoda-ku, Tokyo 100-8176, Japan
*	Mizuho does not currently own any outstanding voting securities of Matthews but will own of record more than ten percent (10%) of the outstanding securities of Matthews following the consummation of the Ownership Transaction.

Trustees and Officers of the Trust

The table below provides the name of each current Trustee and executive officer of the Trust and direct or indirect interest, if any, such Trustee or executive officer has in Matthews or an affiliate of Matthews.

Name	Position(s) Held with the Trust	Direct or Indirect Interest in Matthews or an Affiliate of Matthews

Jonathan F. Zeschin	Independent Trustee and Chairman of the Board	None

Gale K. Caruso	Independent Trustee	None

Christopher F. Lee	Independent Trustee	None

Richard K. Lyons	Independent Trustee	None

Rhoda Rossman	Independent Trustee	None

Toshi Shibano	Independent Trustee	None

William J. Hackett	Trustee and President	Chief Executive Officer, President, Secretary and Member of Matthews; Director of Matthews Global Investors (Hong Kong) Limited and Manager of Matthews Global Investors S.à.r.l.

G. Paul Matthews	Trustee	Director and Managing Member of Matthews

Kenichi Amaki	Vice President	Portfolio Manager and Member of Matthews

Sunil Asnani	Vice President	Portfolio Manager and Member of Matthews

Mark W. Headley	Vice President	Director, Chairman and Managing Member of Matthews

Robert Horrocks	Vice President	Chief Investment Officer, Portfolio Manager and Member of Matthews; Registered Officer of Matthews Global Investors (Hong Kong) Limited

Tiffany Hsiao, CFA	Vice President	Portfolio Manager of Matthews

Taizo Ishida	Vice President	Portfolio Manager and Member of Matthews

Teresa Kong, CFA	Vice President	Portfolio Manager and Member of Matthews

Kenneth Lowe, CFA	Vice President	Portfolio Manager and Member of Matthews

Shai Malka	Treasurer	Vice President of Fund Accounting and Operations and Member of Matthews

Andrew Mattock, CFA	Vice President	Portfolio Manager of Matthews

John P. McGowan	Vice President and Secretary	Head of Fund Administration and Member of Matthews and Manager of Matthews Global Investors S.à.r.l.

David Monroe	Vice President	General Counsel and Member of Matthews

Michael J. Oh, CFA	Vice President	Portfolio Manager and Member of Matthews

Timothy B. Parker	Vice President	Director, International Strategy, Product and Operations and Member of Matthews; Managing Member of Matthews Global Investors (US) LLC; Director of Matthews Global Investors (UK) Ltd, and Matthews Global Investors (Hong Kong) Limited; Manager of Matthews Global Investors S.à.r.l.

Manoj K. Pombra	Chief Compliance Officer and Anti-Money Laundering Officer	Chief Compliance Officer, Anti-Money Laundering Officer and Member of Matthews

Jonathan Schuman	Vice President	Head of Global Business Development and Member of Matthews

Sharat Shroff, CFA	Vice President	Portfolio Manager and Member of Matthews

Lydia So, CFA	Vice President	Portfolio Manager and Member of Matthews

Vivek Tanneeru	Vice President	Portfolio Manager of Matthews

Frank Wheeler	Vice President	Global Head of Distribution and Member of Matthews

Yu Zhang, CFA	Vice President	Portfolio Manager and Member of Matthews

Beini Zhou, CFA	Vice President	Portfolio Manager of Matthews

Other than Mr. Matthews’ and Mr. Hackett’s interest in the Transactions as described herein, no Trustee of the Trust has or had any material interest, direct or indirect, in any material transactions since January 1, 2014 or in any material proposed transactions, to which Matthews, any parent, subsidiary of Matthews, or any subsidiary of the parent of such entities was or is to be a party. Because of Mr. Matthews’ and Mr. Hackett’s interest in the Transactions, they are considered to have an interest with respect to the Proposal.

Principal Underwriters

Foreside Funds Distributors LLC (“Foreside”), located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter of the Funds’ shares in the United States. Foreside is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Foreside continually distributes shares of the Funds on a best efforts basis, and Matthews compensates Foreside for its services to the Funds.

HMC Partners (“HMC”), with registered offices at Cricket Square, Hutchins Drive, P.O. Box 2681, Grand Cayman, KY1-1111, Cayman Islands, acts as the statutory principal underwriter of the Funds’ shares in Chile, Peru and Colombia (and other Latin American countries as the Funds and HMC may agree upon from time to time). HMC is not, and is not required to be, a broker-dealer registered with the Securities and Exchange Commission or a member of FINRA. Matthews compensates HMC for its services to the Funds.

Administrator

BNY Mellon Investment Servicing (US) Inc., located at 760 Moore Road, King of Prussia, PA 19406, provides certain administrative, transfer agency and dividend disbursing agent services to the Funds.

Affiliated Broker

Matthews Global Investors (Hong Kong) Limited, a Hong Kong registered broker-dealer, is a wholly owned subsidiary of Matthews that is engaged in marketing to non-U.S. investors. Matthews does not execute any client brokerage with or through Matthews Global Investors (Hong Kong) Limited.

Control Persons and Principal Holders of Fund Shares

To the knowledge of the Trust, as of August 31, 2015, (i) no current Trustee of the Trust, and no “named executive officer” of the Trust (as defined in Item 402(a)(3) of Regulation S-K), owned 1% or more of the outstanding shares of any class of any Fund, and (ii) all Trustees and executive officers of the Trust owned, as a group, less than 1% of the outstanding shares of each class of each Fund; except that all Trustees and executive officers of the Trust owned, as a group, 89.5% of the Institutional Class of the Matthews Asia ESG Fund, 6.4% of the Institutional Class of the Matthews Asia Focus Fund, 2.4% of the Institutional Class of the Matthews Asia Strategic Income Fund, and except as indicated in the table below.

Name	Fund - Class	Number of Shares Beneficially Owned	% of Class Owned
Independent Trustees
Gale K. Caruso	Asia Focus Fund – Investor Class	--	--
	China Small Companies Fund – Investor Class	--	--
	Asia Strategic Income Fund – Investor Class	--	--
	Asia ESG Fund – Investor Class	--	--
Christopher F. Lee	Asia Focus Fund – Investor Class	--	--
	China Small Companies Fund – Investor Class	--	--
	Asia Strategic Income Fund – Investor Class	--	--
	Asia ESG Fund – Investor Class	--	--
Richard K. Lyons	Asia Focus Fund – Investor Class	--	--
	China Small Companies Fund – Investor Class	--	--
	Asia Strategic Income Fund – Investor Class	--	--
	Asia ESG Fund – Investor Class	--	--
Rhoda Rossman	Asia Focus Fund – Investor Class	--	--
	China Small Companies Fund – Investor Class	--	--
	Asia Strategic Income Fund – Investor Class	--	--
	Asia ESG Fund – Investor Class	--	--
Toshi Shibano	Asia Focus Fund – Investor Class	--	--
	China Small Companies Fund – Investor Class	--	--
	Asia Strategic Income Fund – Investor Class	--	--

	Asia ESG Fund – Investor Class	--	--
Jonathan F. Zeschin	Asia Focus Fund – Investor Class	--	--
	China Small Companies Fund – Investor Class	--	--
	Asia Strategic Income Fund – Investor Class	--	--
	Asia ESG Fund – Investor Class
Interested Trustees
William J. Hackett[1]	Asia Focus Fund – Investor Class	--	--
	China Small Companies Fund – Investor Class	41,795.97	1.85%
	Asia Strategic Income Fund – Investor Class	*	*
	Asia ESG Fund – Investor Class	--	--
G. Paul Matthews	Asia Focus Fund – Investor Class	40,593.76	5.55%
	China Small Companies Fund – Investor Class	*	*
	Asia Strategic Income Fund – Investor Class	111,623.38	2.02%
	Asia ESG Fund – Investor Class	25,000	8.40%
Named Executive Officer not a Trustee
Shai Malka	Asia Focus Fund – Investor Class	--	--
	China Small Companies Fund – Investor Class	*	*
	Asia Strategic Income Fund – Investor Class	*	*
	Asia ESG Fund – Investor Class	*	*
All Trustees and Executive Officers	Asia Focus Fund – Investor Class	71,886.50	9.83%
	China Small Companies Fund – Investor Class	307,443.95	13.63%
	Asia Strategic Income Fund – Investor Class	181,254.48	3.28%
	Asia ESG Fund – Investor Class	26,000	8.73%

--	The individual does not beneficially own any outstanding shares of the specified class of the specified Fund.

*	The individual owns less than 1% of the outstanding shares of the specified class of the specified Fund.

[1]	Mr. Hackett is a named executive officer of the Trust.

Exhibit C to this Proxy Statement lists the persons that, to the knowledge of the Trust, are beneficial owners of more than 5% of the outstanding shares of any class of a Fund as of August 31, 2015. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) such Fund.

Shareholder Reports

The Funds’ annual and semi-annual reports to shareholders may be viewed, free of charge, on the Funds’ website at http://us.matthewsasia.com/investor-resources/literature-and-forms.fs. Copies of the Funds’ most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Funds at Matthews Asia Funds, P.O. Box 9791, Providence, RI 02940 or by calling 800.789.ASIA (2742).

Householding

Only one copy of the Funds’ annual report to shareholders and this Proxy Statement and other proxy materials is being delivered to multiple shareholders sharing an address unless the Funds have received contrary instructions from one or more of the shareholders, in which case the Funds will deliver promptly separate copies of such materials to such shared address. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Funds.

Shareholders sharing an address who currently receive multiple copies of proxy materials and annual reports at the same address and would like to request “householding” of their communications, and shareholders who no longer wish to participate in “householding” and prefer to receive a separate copy of proxy materials and annual reports, should contact the Funds at Matthews Asia Funds, P.O. Box 9791, Providence, RI 02940 or at 800.789.ASIA (2742).

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Funds within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO SUBMIT YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. SPECIFIC INSTRUCTIONS FOR THESE VOTING OPTIONS ARE FOUND ON THE ENCLOSED PROXY FORM.

John P. McGowan
Vice President and Secretary

Date: October 15, 2015

EXHIBIT A

SHARES OUTSTANDING AS OF THE RECORD DATE

The table below lists the number of shares of each Fund that were outstanding at the close of business on the Record Date.

Fund	Share Class	Number of Shares Outstanding
Asia Strategic Income Fund	Investor Class	5,395,569.79

	Institutional Class	1,162,846.70

Asian Growth and Income Fund	Investor Class	142,518,038.07

	Institutional Class	56,169,463.26

Asia Dividend Fund	Investor Class	178,933,074.05

	Institutional Class	131,290,236.02

China Dividend Fund	Investor Class	10,846,242.26

	Institutional Class	521,265.69

Asia Focus Fund	Investor Class	702,209.62

	Institutional Class	670,976.56

Asia Growth Fund	Investor Class	26,779,193.13

	Institutional Class	14,331,757.25

Pacific Tiger Fund	Investor Class	109,191,165.07

	Institutional Class	155,495,396.16

Asia ESG Fund	Investor Class	407,174.40

	Institutional Class	152,245.24

Emerging Asia Fund	Investor Class	10,184,088.55

	Institutional Class	4,746,070.65

China Fund	Investor Class	34,608,061.34

	Institutional Class	1,768,710.41

India Fund	Investor Class	46,035,442.66

	Institutional Class	11,273,813.68

Japan Fund	Investor Class	57,772,064.78

	Institutional Class	25,858,335.13

Korea Fund	Investor Class	21,914,695.27

	Institutional Class	9,966,338.31

Asia Small Companies Fund	Investor Class	21,555,212.90

	Institutional Class	11,491,370.87

China Small Companies Fund	Investor Class	2,229,330.34

Asia Science and Technology Fund	Investor Class	2,655,929.15

	Institutional Class	8,878,098.98

EXHIBIT B

MATTHEWS INTERNATIONAL FUNDS

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT made as of the [    ] day of [          ], 20    , by and between MATTHEWS INTERNATIONAL FUNDS, a Delaware statutory trust (the “Trust”), on behalf of each series of the Trust listed in Appendix A hereto, as may be amended from time to time (individually, a “Fund” and collectively, the “Funds”) and MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Advisor”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of supplying investment advice, investment management and administrative services as an independent contractor; and

WHEREAS, the Trust desires to retain the Advisor to render advice and, investment management to the Funds pursuant to the terms and provisions of this Agreement, and the Advisor is interested in furnishing said advice and investment management;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.        Appointment of Advisor. The Trust hereby appoints and employs the Advisor and the Advisor hereby accepts such appointment and employment to render investment advice and investment management with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2.        Duties of Advisor.

(a)        General Duties. The Advisor shall act as investment adviser to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and

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Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Advisor. Without limiting the generality of the foregoing, the Advisor shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Advisor or its affiliates) but not including personnel to provide distribution services to the Funds; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

(b)        Brokerage. The Advisor shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Advisor. In placing each Fund’s securities trades, it is recognized that the Advisor will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Advisor may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Advisor may be a party.

It is also understood that it is desirable for the Funds that the Advisor have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Advisor may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Advisor may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Advisor in connection with its services to other clients.

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On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

3.         Best Efforts and Judgment. The Advisor shall use its best judgment and efforts in rendering the advice to the Funds as contemplated by this Agreement.

4.        Independent Contractor. The Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Advisor to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5.        Advisor’s Personnel. The Advisor shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust’s Board of Trustees may desire and reasonably request.

6.        Reports by Funds to Advisor. Each Fund will from time to time furnish to the Advisor detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Advisor such financial reports, proxy statements, legal and other information relating to each Fund’s investments as may be in its possession or available to it, together with such other information as the Advisor may reasonably request.

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7.        Expenses.

(a)        With respect to the operation of each Fund, the Advisor is responsible for the compensation of any of the Trust’s trustees, officers, and employees who are affiliates of the Advisor (but not the compensation of employees performing services in connection with expenses which are the Fund’s responsibility under Subparagraph 7(b) below).

(b)        Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund’s Shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)        To the extent the Advisor incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover from such Fund to the extent of the Advisor’s actual costs for providing such services

8.        Investment Management Fee.

(a)        The Appendix A-1 Funds shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Appendix A-1 Funds

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pursuant to this Agreement, an annual investment management fee, not to exceed the per annum percentage of the average daily net asset value of the Appendix A-1 Funds’ shares, as set forth in the Fee Schedule attached hereto as Appendix B (the “A-1 Management Fee”), as may be amended in writing from time to time by the Trust and the Advisor. The Appendix A-2 Funds shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Appendix A-2 Funds pursuant to this Agreement, an annual investment management fee as set forth on Appendix B hereto (the “A-2 Management Fee”). The Appendix A-3 Fund shall pay to the Advisor, and the Advisor agrees to accept, as full compensation for all investment management and advisory services furnished or provided to the Appendix A-3 Fund pursuant to this Agreement, an annual investment management fee as set forth on Appendix B hereto (the “A-3 Management Fee,” and together with the A-1 Management Fee and the A-2 Management Fee, the “Investment Management Fee”). For purposes of calculating the Investment Management Fee pursuant to this Section 8(a), the “Appendix A-1 Funds” shall mean the Funds set forth on Part I of Appendix A hereto, the “Appendix A-2 Funds” shall mean the Funds set forth on Part II of Appendix A hereto, and the “Appendix A-3 Funds” shall mean the Funds set forth on Part III of Appendix A hereto.

(b)        Each Fund shall pay to the Advisor within five (5) business days after the end of each calendar month a monthly fee at the annual rate using the applicable Investment Management Fee calculated based on the actual number of days of that month and based on the Fund’s average daily net asset value for the month. The net asset value shall be calculated in the manner provided in each Fund’s prospectus and statement of additional information then in effect.

(c)        The initial Investment Management Fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the Investment Management Fee to the Advisor shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d)        The Advisor may, but is not required to, reduce all or a portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Funds under this Agreement. Any such reduction, reimbursement, or payment (collectively, “subsidies”) shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and

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reconciled and paid on a monthly basis. The Advisor may also agree contractually to limit the operating expenses of the Funds. The Advisor may seek reimbursement of any subsidies made by the Advisor either voluntarily or pursuant to contract. The reimbursement of any subsidy must be sought no later than the end of the third fiscal year following the year to which the subsidy relates. The Advisor may not request or receive reimbursement for any subsidies before payment of the ordinary operating expenses of the Funds for the current fiscal year and cannot cause the Funds to exceed the limitation to which the Advisor has agreed in making such reimbursement.

(e)        The Advisor may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Funds. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Advisor hereunder.

9.        Fund Share Activities of Advisors Partners, Officers and Employees; Code of Ethics.

(a)        The Advisor agrees that neither it nor any of its partners, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Advisor or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

(b)        The Advisor represents that it (i) has adopted a written code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act; (ii) has provided the Funds with a copy of evidence of the adoption of the code of ethics by the Advisor; and (iii) will make such reports to the Funds as are required by Rule 17j-1 under the 1940 Act. The Advisor agrees to provide the Funds with any information required to satisfy the code of ethics reporting or disclosure requirements of the Sarbanes-Oxley Act of 2002 and any rules or regulations promulgated by the Securities and Exchange Commission (the “SEC”) thereunder (the “Sarbanes-Oxley Act”). To the extent the Advisor adopts or has adopted a separate code of ethics or amends or has amended its code of ethics to comply with such rules or regulations, the Advisor shall provide the Funds with a copy of such code of ethics and any amendments thereto.

10.        Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

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11.        Indemnification.

(a)        The Funds agree to indemnify and hold harmless the Advisor and its officers and directors from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), the Securities and Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from any action or thing which the Advisor takes or does or omits to take or do (i) at the request or on the direction of or in reliance on the advice of the Funds or (ii) upon oral or written instructions from an officer of the Funds, provided that the Advisor shall not be indemnified against any liability to the Funds or to the Fund’s shareholders (or any expenses incident to such liability) arising out of the Advisor’s own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.

(b)        The Advisor agrees to indemnify and hold harmless the Funds, the Trust and its officers and Trustees from all claims and liabilities (including, without limitation, liabilities arising under the 1933 Act, the 1934 Act, the 1940 Act, and any state and foreign securities laws, all as amended from time to time) and expenses, including (without limitation) reasonable attorneys’ fees and disbursements, arising directly or indirectly from any action or thing which the Advisor takes or does or omits to take or do which is in violation of this Agreement, not in accordance with written instructions given by an officer of the Trust, in violation of written procedures then in effect, or arising out of the Advisor’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties and obligations under this Agreement.

(c)        The Advisor shall provide such security as is necessary to prevent unauthorized use of any on-line computer facilities. The Advisor agrees to release, indemnify and hold harmless the Trust and the Funds from any all direct or indirect liabilities or losses resulting from requests, directions, actions, or inactions of or by the Advisor, its officers, employees or agents regarding the redemption, transfer or registration of the Funds’ shares for accounts of shareholders. Principals of the Advisor will be available to consult from time to time with officers of the Trust and the Trustees concerning performance of the Advisor’s duties contemplated by this Agreement.

(d)        No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or partner or officer of the Advisor, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

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12.        Non-Exclusivity. The Trust’s employment of the Advisor is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

13.        Term. This Agreement shall become effective in respect of each Fund as of the date listed in Appendix A (as amended from time to time), contingent upon the approval of this Agreement by a vote of a majority of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on such approval, and shall remain in effect for a period of two (2) years, in each case unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for each Fund for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

14.        Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to a Fund.

15.        Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

16.        Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

17.        Entire Agreement. This Agreement, including all Appendices hereto, as the same may be amended from time to time, shall constitute the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof.

18.        Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.        Notice. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postage prepaid, to the other party at the principal office of such party.

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20.        Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

21.        Notice of Declaration of Trust. The Advisor agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Advisor shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

22.        Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Advisor agrees on behalf of itself and its directors, partners, officers, and employees (a) to treat confidentially and as proprietary information of the Trust and the Funds (i) all records and other information relative to the Trust and the Funds and their prior, present, or potential shareholders (and clients of said shareholders) and (ii) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (b) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Trust and the Funds, Regulation S-P or the G-L-B Act, except after prior notification to and approval in writing by the Trust. Such written approval shall not be unreasonably withheld by the Trust or and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

23.        Anti-Money Laundering Compliance. The Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any respective implementing regulations (collectively, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Advisor, now and in the future. The Advisor further agrees to provide to the Trust and/or the Funds such reports, certifications and contractual assurances as may be requested by Trust and/or the Funds. The Trust and the Funds may disclose information respecting the Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

24.        Certifications; Disclosure Controls and Procedures. The Advisor acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust or the Funds, the Advisor agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act

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and implementing the Funds’ disclosure controls and procedures. The Advisor agrees to inform the Trust and the Funds of any material development related to the Trust or the Funds that the Advisor reasonably believes is relevant to the certification obligations of the Funds under the Sarbanes-Oxley Act.

25.        Name of Advisor. The parties agree that the Advisor has a proprietary interest in the name “Matthews,” and the Trust agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Funds any reference to the name of the Advisor or the name “Matthews,” promptly after receipt from the Advisor of a written request therefore.

26.        Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

27.        Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act, and any rules and regulations promulgated thereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC
By:
By:
Title:
Title:

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APPENDIX A

MATTHEWS INTERNATIONAL FUNDS

FUND SCHEDULE

PART I:

Fund	Effective Date

• Matthews Asia Growth Fund	, 20

• Matthews Asia Dividend Fund	, 20

• Matthews Pacific Tiger Fund	, 20

• Matthews Asian Growth and Income Fund	, 20

• Matthews Asia Science and Technology Fund	, 20

• Matthews China Dividend Fund	, 20

• Matthews China Fund	, 20

• Matthews India Fund	, 20

• Matthews Japan Fund	, 20

• Matthews Korea Fund	, 20

• Matthews Asia Focus Fund	, 20

• Matthews Asia ESG Fund	, 20

• Matthews Asia Value Fund	, 20

PART II

Fund	Effective Date

• Matthews Asia Small Companies Fund	, 20

• Matthews China Small Companies Fund	, 20

• Matthews Emerging Asia Fund	, 20

PART III

Fund	Effective Date

• Matthews Asia Strategic Income Fund	, 20

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:	By:
Name: John P. McGowan	Name: William J. Hackett
Title: Vice President and Secretary	Title: Chief Executive Officer
Date: , 20	Date: , 20

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APPENDIX B

MATTHEWS INTERNATIONAL FUNDS

INVESTMENT MANAGEMENT FEE SCHEDULE

(effective                             , 20    )

The A-1 Management Fee for the Appendix A-1 Funds is as follows:

Portfolio Value of the Appendix A-1 Funds	Investment Management Fee as a Percent of Portfolio Value of the Appendix A-1 Funds (Not to Exceed)

Up to $2 Billion	0.75% of average daily net assets

Over $2 Billion up to $5 Billion	0.6834% of average daily net assets

Over $5 Billion up to $25 Billion	0.65% of average daily net assets

Over $25 Billion up to $30 Billion	0.64% of average daily net assets

Over $30 Billion up to $35 Billion	0.63% of average daily net assets

Over $35 Billion up to $40 Billion	0.62% of average daily net assets

Over $40 Billion up to $45 Billion	0.61% of average daily net assets

Over $45 Billion	0.60% of average daily net assets

The A-2 Management Fee for the Appendix A-2 Funds is as follows:

Portfolio Value of each Appendix A-2 Fund	Investment Management Fee as a Percent of Portfolio Value of each Appendix A-2 Fund (Not to Exceed)

Up to $1 Billion	1.00% of average daily net assets

Over $1 Billion	0.95% of average daily net assets

The A-3 Management Fee for the Appendix A-3 Fund is as follows: an investment management fee of 0.65% of average daily net assets.

MATTHEWS INTERNATIONAL FUNDS	MATTHEWS INTERNATIONAL CAPITAL MANAGEMENT, LLC

By:	By:

Name: John P. McGowan	Name: William J. Hackett

Title: Vice President and Secretary	Title: Chief Executive Officer

Date: , 20	Date: , 20

EXHIBIT C

BENEFICIAL OWNERSHIP OF FUND SHARES IN EXCESS OF 5%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owner of more than 5% of any class of each Fund as of August 31, 2015.

Fund - Class	Name and Address	Number of Shares Beneficially Owned	% of Class Owned
Matthews Asia Strategic Income Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	2,890,042.243	52.2251
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,000,526.630	18.0802
	First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103	565,237.484	10.2142
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	344,774.962	6.2303
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	300,952.836	5.4384
Matthews Asia Strategic Income Fund – Institutional Class	First Clearing, LLC 2801 Market Street Saint Louis, Mo 63103	568,702.729	48.7608
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	284,575.485	24.3996
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	199,929.045	17.1420
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	62,265.073	5.3386

Matthews Asian Growth and Income Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	60,095,254.385	40.2271
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	36,506,232.037	24.4369
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	9,000,335.375	6.0247
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246	7,894,107.529	5.2842
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	7,891,796.388	5.2827
Matthews Asian Growth and Income Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	29,456,591.163	49.6959
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	17,919,943.693	30.2325
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	4,276,840.740	7.2154
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	3,511,010.344	5.9234
Matthews Asia Dividend Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	64,171,161.773	35.1683
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	33,082,523.946	18.1305
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	21,550,109.747	11.8103

2

	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246	10,741,609.078	5.8868
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	10,539,620.144	5.7761
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	9,440,773.202	5.1739
Matthews Asia Dividend Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	39,908,688.728	29.8391
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	14,696,796.981	10.9886
	Tiedemann Trust Company Attention Trust Dept 200 Bellevue Parkway Suite 525 Wilmington DE 19809	13,794,668.106	10.3141
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	9,944,672.630	7.4355
Matthews China Dividend Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	5,555,257.626	50.8241
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,333,325.916	21.3472
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	571,565.652	5.2292
	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	546,882.356	5.0033

Matthews China Dividend Fund – Institutional Class	Permal Alternative Core Fund 620 Eighth Avenue 49th Floor New York, NY 10018	228,742.593	42.5255
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	105,239.457	19.5651
	Strafe & Co FBO The Shapira Group Trust P.O. Box 6924 Newark, DE 19714-6924	55,169.692	10.2566

3

	Strafe & Co FBO The Boyd Group Trust Dated 09/3 P.O. Box 6924 Newark, DE 19714-6924	46,682.044	8.6787
	Strafe & Co FBO Elijahu And Anne Shapira P.O. Box 6924 Newark, DE 19714-6924	45,033.574	8.3722
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	39,690.928	7.3789
Matthews Asia Focus Fund – Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	354,457.049	48.4866
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	110,765.712	15.1518
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	78,719.833	10.7682
	LPL Financial Omnibus Customer Account Attn Lindsay Otoole 4707 Executive Drive San Diego CA 92121	47,147.463	6.4494
Matthews Asia Focus Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	427,767.755	60.0508
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	219,007.718	30.7447
Matthews Asia Growth Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	10,051,333.422	35.9831
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	4,960,328.743	17.7577
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246	3,713,058.303	13.2925

4

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	2,095,628.835	7.5022
Matthews Asia Growth Fund – Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2,806,491.157	18.4018
	Band & Co C/O US Bank NA 1555 N. Rivercenter Drive Ste. 302 Milwaukee WI 53212	2,068,325.037	13.5617
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	1,855,831.851	12.1684
	Mac & Co FBO NFL Player Second Career Savings Plan Master Trust Attn: Mutual Fund Operations PO Box 3198, 525 William Penn Place Pittsburgh, PA 15230-3198	1,615,665.681	10.5937
	Capinco C/O US Bank NA PO Box 1787 Milwaukee WI 53201	1,342,884.317	8.8051
	Mac & Co Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh PA 15230	1,003,762.878	6.5815
	Bank Of America NA Omni 1-2 Attn MFO Omni 1-1 PO Box 843869 Dallas TX 75284-3869	894,858.689	5.8675
	AHS Hospital Corp Atlantic Health System 100 Madison Ave #920 Morristown NJ 07962-1956	820,828.671	5.3821
Matthews Pacific Tiger Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	41,643,959.966	37.5891
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	27,487,783.626	24.8113
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	7,502,739.818	6.7722

5

	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246	5,546,464.466	5.0064
Matthews Pacific Tiger Fund – Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	35,853,206.285	19.6694
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	35,277,155.819	19.3534
	State Street Bank & Trust Company FBO AFP Habitat Para Los Fondos De Pensiones Marchant Pereira 10 Piso 09 Santiago Chile	12,323,631.938	6.7609
Matthews Asia ESG Fund – Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	269,794.402	90.6411
Matthews Asia ESG Fund – Institutional Class	Mark W Headley & Christina J Pehl Ttees Ph Trust U/A DTD 09/15/2014 60 Oak Ridge Rd Berkeley CA 94705-2426	100,000.000	64.4104
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	39,018.952	25.1323
	Matthews International Capital Mgmnt LLC Four Embarcadero Ctr Ste 550 San Francisco CA 94111-5912	10,000.000	6.4410
Matthews Emerging Asia Fund – Investor Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	6,399,319.287	62.1498
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,560,466.037	15.1552
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	1,013,108.702	9.8393
Matthews Emerging Asia Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	2,156,103.766	42.7779

6

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1,515,987.060	30.0777
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	1,074,043.816	21.3094
Matthews China Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	13,396,967.496	37.8671
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	9,544,376.933	26.9776
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	2,236,785.242	6.3224
Matthews China Fund – Institutional Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	973,168.496	52.9398
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	837,958.704	45.5845
Matthews India Fund – Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	14,637,444.412	31.0588
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	10,701,424.499	22.7071
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246	3,991,915.939	8.4703
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha Ne 68103-2226	2,954,568.931	6.2692
Matthews India Fund – Institutional Class	Brown Brothers Harriman & Co As Cust For Afp Provida Tipo C Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310	2,102,718.696	19.3358

7

	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo2 525 Washington Blvd Jersey City NJ 07310	1,338,849.488	12.3115
	Brown Brothers Harriman & Co As Custodian For Afp Cuprum Tipo A Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	933,777.293	8.5866
	Brown Brothers Harriman & Co As Custodian For Afp Cuprum Tipo C Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	931,101.099	8.5620
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	892777.461	8.2096
	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo3 525 Washington Blvd Jersey City NJ 07310	880,220.646	8.0942
	Brown Brothers Harriman & Co As Cust For Afp Provida Tipo A Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310	773,179.819	7.1099
	Brown Brothers Harriman & Co As Cust For Afp Provida Tipo D Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310	608,328.992	5.5940
Matthews Japan Fund – Investor Class	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	25,951,208.773	47.0425
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	9,148,134.078	16.5831
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	6,121,025.252	11.0958
Matthews Japan Fund – Institutional Class	Brown Brothers Harriman & Co. As Custodian For Pr-Fondo2 525 Washington Blvd Jersey City NJ 07310	4,196,579.601	20.3863

8

	State Street Bank & Trust Company FBO Afp Habitat Para Los Fondos De Pensiones Marchant Pereira 10 Piso 09 Santiago Chile	3,802,353.169	18.4712
	Brown Brothers Harriman & Co As Custodian For Profuturo Afp-Pr Fondo 3 525 Washington Blvd Jersey City NJ 07310-1606	2967455.906	14.4154
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	2091431.857	10.1598
	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo3 525 Washington Blvd Jersey City NJ 07310	1568547.304	7.6197
	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo2 525 Washington Blvd Jersey City NJ 07310	1254837.844	6.0958
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	1153571.126	5.6039
	Charles Atwood Company 0 Connable Office 136 E Michigan Ave Ste 1201 Kalamazoo MI 49007	1073060.292	5.2127
Matthews Korea Fund – Investor Class	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	5913550.175	26.8474
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	5187192.756	23.5498
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	1672562.115	7.5934

Matthews Korea Fund – Institutional Class	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo2 525 Washington Blvd Jersey City NJ 07310	3832736.067	38.4241
	Brown Brothers Harriman & Co. As Custodian For Ri-Fondo3 525 Washington Blvd Jersey City NJ 07310	2965376.097	29.7286
	Brown Brothers Harriman & Co As Custodian For Afp Cuprum Tipo C Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	1184104.943	11.8709

9

	Brown Brothers Harriman & Co As Custodian For Afp Cuprum Tipo B Attn Investment Funds Global Distribution Center 525 Washington Blvd Jersey City NJ 07310-1606	1118169.378	11.2099
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	527984.430	5.2932
Matthews Asia Small Companies Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	7685203.773	34.1896
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	6193400.257	27.5529
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers Attn Service Team 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246	2539858.742	11.2992
Matthews Asia Small Companies Fund – Institutional Class	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco CA 94104-4122	5147775.444	44.6597
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	3503531.905	30.3950
	Tiedemann Trust Company Attention Trust Dept 200 Bellevue Parkway Suite 525 Wilmington DE 19809	1992625.113	17.2871
Matthews China Small Companies Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	1286178.065	57.0085
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	504370.842	22.3557
Matthews Asia Science and Technology Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit Of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	3350323.042	36.7227

10

	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	2173948.844	23.8285
	TD Ameritrade Inc For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha NE 68103-2226	753872.424	8.2632
Matthews Asia Science and Technology Fund – Institutional Class	AHS Hospital Corp Atlantic Health System 100 Madison Ave #920 Morristown NJ 07962-1956	1201887.541	44.1726
	Bank Of America NA Ttee Omni 1-1 Attn Mfo Omni 1-1 PO Box 843869 Dallas TX 75284-3869	720263.313	26.4716
	Saxon & Co PO Box 7780-1888 Philadelphia PA 19182	571088.544	20.9890
	National Financial Services Corp (FBO) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	224648.385	8.2564

11

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-207-2324 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Merge Fund Name Here

A SERIES OF MATTHEWS INTERNATIONAL FUNDS

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 4, 2015

The undersigned, revoking prior proxies, hereby appoints John P. McGowan and David Monroe as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the “Special Meeting”) of Matthews International Funds (the “Trust”) to be held at 8:00 a.m., Pacific Time, on Friday, December 4, 2015, at the offices of Matthews International Capital Management, LLC at Four Embarcadero Center, Suite 550, San Francisco, California 94111, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his discretion on any other matters that may properly come before the Special Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement dated October 15, 2015.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-207-2324. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Merge Fund Name Here	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE) DATE
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees (the “Board”), and the proposal below has been unanimously approved by the Board and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in the proxy holders’ discretion as to any other matters that may properly come before the Special Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:●

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust and Matthews, the Funds’ current investment adviser	¡	¡	¡

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 4, 2015:

The Notice of Special Meeting of Shareholders, Proxy Statement, Proxy Card and Annual Report to Shareholders are available at: http://us.matthewsasia.com/investor-resources/literature-and-forms.fs

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]